SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K
                              ---------------------


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           COMMISSION FILE NO. 0-32143


                        Date of Report: January 19, 2010



                              ECOSYSTEM CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                                                          20-3148296
--------------------------------------------------------------------------------
(State of other jurisdiction of                                (IRS Employer
incorporation or organization                               Identification No.)


One Penn Plaza, Suite 1612, New York, NY                             10019
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)


                                 (212) 994-5374
--------------------------------------------------------------------------------
                         (Registrant's telephone number
                              including area code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS

During the period from November 23, 2009 through January 19, 2010 EcoSystem Corporation issued 20,773,655 shares of its common stock. The shares were issued in separate transactions with six investors, each of whom exercised its right to convert derivative securities issued by EcoSystem in prior periods.

There were 25,608,957 shares of common stock outstanding as of the close of business on January 19, 2010.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


January 20, 2010                             EcoSystem Corporation


                                             By: /s/ Kevin Kreisler
                                                ------------------------------
                                                     Kevin Kreisler, Chairman